EXHIBIT 24




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in his capacity as the principal accounting officer of the Company, to sign the Company's Registration Statement on Form S-8 relating to the Amended and Restated Key Associate Stock Option Plan of Acxiom Corporation and its Subsidiaries, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of the power herein granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

Signature:


 /s/ Robert S. Bloom
-------------------------------
Robert S. Bloom

Date:    January 19, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for her and in her name, place and stead, in her capacity as a director of the Company, to sign the Company's Registration Statement on Form S-8 relating to the Amended and Restated Key Associate Stock Option Plan of Acxiom Corporation and its
Subsidiaries, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of the power herein granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this date.

Signature:


 /s/ Dr. Ann H. Die
-------------------------------
Dr. Ann H. Die

Date:    November 9, 1998

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in his capacity as a director of the Company, to sign the Company's Registration Statement on Form S-8 relating to the Amended and Restated Key Associate Stock Option Plan of Acxiom Corporation and its
Subsidiaries, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of the power herein granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

Signature:


 /s/ William T. Dillard II
-------------------------------
William T. Dillard II

Date:    November 9, 1998

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in his capacity as a director of the Company, to sign the Company's Registration Statement on Form S-8 relating to the Amended and Restated Key Associate Stock Option Plan of Acxiom Corporation and its
Subsidiaries, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of the power herein granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

Signature:


 /s/ Harry C. Gambill
-------------------------------
Harry C. Gambill

Date:    November 12, 1998

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in his capacity as a director and principal financial officer of the Company, to sign the Company's Registration Statement on Form S-8 relating to the Amended and Restated Key Associate Stock Option Plan of Acxiom Corporation and its Subsidiaries, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of the power herein granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

Signature:


 /s/ Rodger S. Kline
-------------------------------
Rodger S. Kline

Date:    January 26, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in his capacity as a director and principal executive officer of the Company, to sign the Company's Registration Statement on Form S-8 relating to the Amended and Restated Key Associate Stock Option Plan of Acxiom Corporation and its Subsidiaries, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of the power herein granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

Signature:


 /s/ Charles D. Morgan
-------------------------------
Charles D. Morgan

Date:    January 19, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in his capacity as a director of the Company, to sign the Company's Registration Statement on Form S-8 relating to the Amended and Restated Key Associate Stock Option Plan of Acxiom Corporation and its
Subsidiaries, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of the power herein granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

Signature:


 /s/ Robert A. Pritzker
-------------------------------
Robert A. Pritzker

Date:    November 11, 1998

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in his capacity as a director and officer of the Company, to sign the Company's Registration Statement on Form S-8 relating to the Amended and Restated Key Associate Stock Option Plan of Acxiom Corporation and its Subsidiaries, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of the power herein granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

Signature:


 /s/ James T. Womble
-------------------------------
James T. Womble

Date:    January 25, 1999